Exhibit 99.1
UniSource Energy Corporation Tucson, Arizona
NYSE: UNS April 13-16, 2009

Contact Information & Safe Harbor
•Paul J. Bonavia, Chairman, President and CEO •Kevin P. Larson, Senior Vice President & Chief Financial Officer •Investor Relations Contact Information M. Jo Smith, Director Chris Norman, Lead Analyst (520) 884.3650(520) 884.3649 josmith@uns.com cnorman@uns.com •Investor Information http://ir.uns.com
Safe Harbor and Non-GAAP Measures
•This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing inte rest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other f actors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
•The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in acco rdance with GAAP in the Company’s financial statements.
•Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and othe r items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable invest ors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

Regulated Electric and Gas Utility Businesses
UNS’ Largest Subsidiary •~ 80% of Operating Revenues •~ 81% of Total Assets Vertically Integrated Electric Utility •~ 400,000 Electric Customers 2008 Financial Highlights •Total Revenue $802 million •Operating Cash Flows — $269 million •Total Assets $2.8 billion
Gas & Electric T&D Businesses •~ 146,000 Gas Customers •~ 90,000 Electric Customers 2008 Financial Highlights •Retail Electric & Gas Sales ~ $350 million •Operating Cash Flows — $17 million •Total Assets ~ $580 million

TEP, UNS Gas and UNS Electric Service Areas
Service Areas TEP UNS Gas UNS Gas & Electric UNS Electric High Voltage Transmission Lines Generating Station Coal Mine Interconnection With Other Utility Substation Solar Station

Compelling Long-Term Value Proposition for Shareholders Good regulatory foundation •No general rate case requirement at largest utility subsidiary, TEP Positive free cash flow distinguishes UniSource Energy from other regulated utilities Little to no capital market requirements; no required debt refinancing until 2011; no planned equity issuance needs Well positioned to grow earnings •2009 earnings outlook between $2.55 and $2.90 per diluted share •All utilities have comprehensive retail fuel and purchased power recovery mechanisms •Low risk, visible drivers of earnings growth over the next few years Board signaled intent to increase dividend payout level •Increased dividend 20% in February 2009 to $1.16 per share (annual indicated level) •Current payout ratio of 43% based on mid-point of 2009 earnings outlook •Board of Directors indicated its intent to increase the dividend, over the next few years, to a payout ratio of 50% of net income Near term focus on operational excellence, managing costs and achieving financial targets Exploring ways to further capture Arizona’s solar energy potential

Recent TEP Rate Order Provides Long-Term Visibility TEP operated under a rate freeze since 1999 Over the past few years, UniSource Energy’s sound business fundamentals and value proposition were masked by: •Lengthy rate case proceeding at TEP that culminated in a four year base rate freeze; no base rate case can be filed before July 2012 •TEP has become fully regulated, eliminating exposure to volatile power markets •Amortization of regulatory asset dating back to1999 ended in 2008; financial results now tied more directly to operating performance, not disguised by large regulatory charges November 2008 TEP Rate Order established a new regulatory compact with Arizona Corporation Commission (ACC) and restored the appropriate balance of risk between customers and shareholders •6% average base rate increase, effective December 1, 2008 •Purchased Power and Fuel Adjustor Clause (PPFAC) –Full recovery of actual costs including: fuel, purchased energy, capacity charges and transmission –Off-sets: short-term wholesale sales, 10% of trading margin and 50% of SO2 sales revenues •Provision allows for base rate and adjustor mechanism change in emergency conditions, including the imposition of a federal carbon tax or related regulation, subject to ACC approval

Tucson Electric Power Diverse Retail Customer Base

Tucson Electric Power Energy Resources
•No commodity price exposure for retail fuel & purchased power costs; PPFAC allows for full recovery •Long-term contracts provide price and supply stability for coal requirements •Substation and transmission line additions are expanding access to the Palo Verde hub •No new base load generation requirements •2008 TEP Rate Order does not preclude TEP from seeking rate relief in the event of the imposition of a federal carbon tax or related federal carbon regulations

Tucson Electric Power Early Investor In Renewable Energy Resources
Solar •TEP pioneered the development of large-scale utility solar arrays through its Springerville Generating Station Solar System, which broke ground in 2000 and was later expanded to 4.6 MW •The SGS Solar System set a world record for solar energy production in 2006 and still ranks among the largest arrays in the Western Hemisphere •1.2 MW of customer installed roof-top solar arrays •In July 2008, Solar Electric Power Association ranked TEP among the top 10 “most solar integrated utilities” •Total solar capacity per customer ranks 3rd among all investor-owned utilities (1) Methane gas •Since 1999, landfill methane gas piped to Sundt Generating Station in Tucson •Supplies enough gas to provide power to over 2,300 Tucson homes per year
(1) According to Solar Electric Power Association

Arizona Renewable Energy Requirements
RES rules implemented in 2008 •Affected Arizona utilities required to generate or purchase at least 15% of their annual total annual retail energy requirements from renewable energy technologies by 2025 Phase-in requirements •2.00% by 2009 •1/2% annual increases from 2010-2015 •1% annual increases thereafter Funded through customer surcharge •RES plan and associated surcharge approved annually by the ACC •No income statement impact; costs offset by surcharge collection •2009 approved plan costs & surcharge collection •$30 million @ TEP •$5 million @ UNS Electric
Programs offered by TEP and UNS Electric •Customer rebates for solar PV installations and solar water heaters •Discounted compact florescent light programs for large retailers •Rebates for high efficiency HVAC systems Support for research and development •Partnership with University of Arizona supporting R&D on cutting edge critical technical obstacles to wide scale use of solar energy

Regulatory Framework

Arizona Corporation Commission

- Constitutionally created branch of Arizona government
- Five commissioners elected state-wide
- Limited to serve two four year terms

ACC regulatory framework for TEP, UNS Gas & UNS Electric

- Retail rates based on cost-of-service
- Pass through mechanisms allow for full recovery of fuel and purchased power costs
  - Forward-looking surcharge
  - True-up over subsequent 12 months

Commissioner	Term Expires
Kristin Mayes (R)	Jan 2011*
Sandra Kennedy (D)	Jan 2013
Paul Newman (D)	Jan 2013
Gary Pierce (R)	Jan 2011
Bob Stump (R)	Jan 2013

* Unable to run for re-election - two term limit

Federal Energy Regulatory Commission

- Transmission rates
- Long-term wholesale transactions

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Constructive Regulatory Approach Resulted in 2008 TEP Rate Order
2008 Settlement Agreement reached among a broad range of stakeholders Approved unanimously by the ACC Key earnings driver — improved TEP Utility Gross Margin •Base rate increase averaging 6% will increase retail revenues approximately $50 million •Over last few years, rising cost of fuel and purchased power to serve retail customers offset benefits of short-term wholesale sales •Recovering actual costs through the PPFAC is estimated to increase utility gross margin by approximately $60 million in 2009

UniSource Energy Generates Free Cash Flow
UniSource Energy Consolidated ($ millions)
TEP Capital Expenditures 2009 — 2013 Total $1.1 Billion
No new base load generation •Sundt Unit 4 lease expiration (2011) •SGS water-related projects Transmission •500 kV projects to expand import capability

Sound Financial Position •Increased liquidity –TEP issued $320 million tax exempt debt in 2008 at favorable rates •Redeemed $200 million maturing obligations •Paid down credit revolver balance –UNS Electric issued $100 million debt at favorable rates in August 2008 •Redeemed $60 million maturing obligations •Paid down credit revolver balance –UniSource Energy consolidated revolving credit capacity of $280 million •Operating cash flows expected to exceed utility capital expenditures •Improved credit ratings –S&P upgraded TEP’s secured debt to BBB+ and unsecured to BBB- –UNS Gas and UNS Electric’s senior unsecured debt received investment grade ratings from Moody’s •No required refinancing until 2011 •No equity issuance needs to fund capital expenditures –Organic growth in equity over next few years –Increased equity approximately $100 million since 2003

Opportunities for Earnings Growth in 2010 & 2011

Earnings outlook for 2009 between $2.55 and $2.90 per diluted share

Retail sales growth

- Increase in TEP retail sales from 2009 ranging from 1% to 1.5% on average each year
  - 1% change in retail kWh sales represents a change in gross margin of approximately $5.7 million pre-tax, or $0.09 per diluted share; based on weighted average non-fuel rate of $0.06 per kWh
  - Average annual customer growth ranging from 0.5% to 2%
- Increase in UNS Electric non-mining retail kWh sales from 2009 ranging from 1.5% to 3% on average in each year; estimated mining sales of 200,000 – 300,000 MWh in 2010 and 2011
- Increase in UNS Gas retail therm sales from 2009 ranging from 0.5% to 1.5% on average in each year

Benefits from operating Springerville Unit 4

- TEP will operate SGS Unit 4; expected to be completed at the end of 2009
- Annual benefits of approximately $8 million pre-tax from rental payments, other fees and cost savings

Long-term wholesale sales revenues - TEP

- Navajo Tribal Utility Authority; 50% of summer energy (June – Sept) re-priced to market in 2010 (2008 full year sales ~ 240,000 MWh)
- Salt River Project; energy re-priced to market beginning June 2011 (2008 full year sales ~ 850,000 MWh)

Reduction in capital lease expense - TEP

(millions)	2009	2010	2011
Amortization	$18	$19	$11
Interest	45	44	41
Total	$63	$63	$52

Rate increases at UNS Gas and UNS Electric

- UNS Gas requested $9.5 million base rate increase; expect rate order in late 2009 or early 2010
- UNS Electric general rate case filing expected mid-2009

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UniSource Energy Outlook Well Positioned for Earnings and Dividend Growth •Existing opportunities to grow earnings in 2010 and 2011 •Board of Directors indicated intention to grow dividend payout over the next few years to 50% of net income •Good regulatory foundation •Outlook for long-term customer and load growth remains positive •Near term focus on operational excellence, managing costs and achieving financial targets Strategic Direction: Adapting to Changing Environmental Objectives and Political Realities •Define steps to achieve environmental objectives that are financially viable and provide for earnings growth •Explore ways to further capture Arizona’s solar energy potential •Develop strategic response to potential new restrictions on CO2 emissions

Appendix

2009 Outlook and Assumptions 2009 Earnings Outlook UniSource Energy diluted earnings per share range: $2.55 — $2.90 per share The following list of assumptions is not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results. 2009 TEP Assumptions •TEP Utility Gross Margin[1] of approximately $620 million –Normal weather patterns –No change in aggregate retail kWh sales from 2008 actual; customer growth of 0.5% •2008 retail kWh sales were approximately 9,500 GWh •A 1% change in overall retail kWh sales represents a change in gross margin of approximately $5.7 million pre-tax, or $0.09 / diluted share, based on a weighted average non-fuel rate of $0.06 per kWh 2009 UES Assumptions •Normal weather patterns •No change in aggregate residential and small commercial kWh sales from 2008 •Increase of approximately 170,000 MWh in mining and industrial sales relative to 2008 •No change in aggregate retail gas therm sales from 2008 2009 UED Assumptions •Approximately $5 million additional gross margin ($3 million after tax) compared with 2008 due to full year of operations at the Black Mountain Generating Station; PPA with UNS Electric began June 1, 2008 [1] Utility Gross Margin is a non-GAAP measure. See slide 22 for a reconciliation of Utility Gross Margin (Non-GAAP) to Operating Income (GAAP) for 2006-2008.

2009 Outlook and Assumptions 2009 UniSource Consolidated Assumptions •2009 base O&M expense of $285 million –2009 O&M includes estimated pension and postretirement benefits expense of $20 million, compared with $11 million in 2008 –Excludes transmission wheeling expense as it will be subject to recovery through the PPFAC and reported as a separate line item in the calculation of gross margin instead of being reported in O&M expense •In 2008, base O&M expense was $263 million. For comparison purposes, this amount excludes $19 million of transmission and wheeling expense that was reported as O&M. •Estimated and historical pension and postretirement benefits expense: •Increase in depreciation and amortization expense of approximately $22 million compared with 2008 (excluding TRA amortization of $24 million that was recorded in 2008 and terminated in May 2008) •2009 includes – depreciation expense of $147 million compared with $126 million in 2008 – capital lease amortization of $18 million compared with $21 million in 2008 – other amortization of $4 million related to regulatory assets at TEP created by the 2008 rate order •Interest expense on capital leases (net of interest income on investment in lease debt) of $45 million in 2009 compared with $48 million in 2008 •40% effective income tax rate •Avg. shares outstanding: 36 million basic; 40 million fully diluted –Fully diluted EPS calculation incorporates $4 million of after-tax interest savings as if the $150 million of convertible notes were converted to common stock

2010 and 2011 Outlook 2010 AND 2011 OUTLOOK TEP Assumptions •An increase in aggregate TEP retail sales from 2009 ranging from 1% to 1.5% on average in each year •Customer growth from 2009 ranging from 0.5% to 2% on average in each year •Re-pricing in 2010 of energy component under long-term wholesale sales contract with Navajo Tribal Utility Authority –50% of summer energy (June-Sept) will be based on market price of power •Re-pricing in 2011 of energy component under long-term wholesale sales contract with Salt River Project –Beginning in June 2011, price of energy based on market price of power •Capital lease amortization of $19 million in 2010 and $11 million in 2011 •Interest expense on capital leases (net of interest income on investment in lease debt) of $44 million in 2010 and $41 million in 2011 •Springerville Unit 4 operational in 2010, resulting in full-year pre-tax benefits of approximately $8 million UES Assumptions •An increase from 2009 in non-mining retail kWh sales at UNS Electric ranging from 1.5% to 3% on average in each year –Estimated mining sales of 200,000 – 300,000 MWh in 2010 and 2011 •An increase in retail therm sales UNS Gas ranging from 2009 ranging from 0.5% to 1.5% on average in each year •UNS Gas rate order in late 2009 or early 2010

Non-GAAP Measures Utility Gross Margin – TEP TEP’s Utility Gross Margin represents retail and wholesale electric revenues less fuel and purchased power expense. Utility Gross Margin is presented here as a measure of operating performance because it can be used as an indication of a company’s electric revenues in excess of the fuel and purchased power costs and is commonly used as an analytical indicator in our industry. Utility Gross Margin measures presented may not be comparable to similarly titled measures used by other companies. Utility Gross Margin is not a measurement presented in accordance with United States generally accepted accounting principles (GAAP), and we do not intend Utility Gross Margin to represent operating income as defined by GAAP. Utility Gross Margin should not be considered to be an alternative to operating income or any other items calculated in accordance with GAAP or an indicator of our operating performance. TEP believes Utility Gross Margin, which is a non-GAAP financial measure, provides useful information to i nvestors as a measure of operating performance. The most directly comparable GAAP measure to Utility Gross Margin is operating income. Base O&M – TEP Base O&M excludes: expenses incurred by TEP that are reimbursed by a third party; transmission expense (which, beginning in 2009, will be recovered through the PPFAC; and the sale of SO2 allowances, which is recorded as a contra expense on TEP’s GAAP financial statements. Base O&M is not a measurement presented in accordance with GAAP and we do not intend Base O&M to represent reported O&M as defined by GAAP. You should not consider Base O&M to be an alternative to O&M or any other items calculated in accordance with GAAP. We believe Base O&M, which is a non-GAAP measure, provides useful information to investors as a measure of TEP’s operating and maintenance expenses.
2008 2007 2006 -Millions of Dollars- TEP Utility Gross Margin (non-GAAP)$509 $573 $599 TEP Operating Income (GAAP)$107 $189 $216 TEP Utility Base O&M (non-GAAP)$218 $192 $191 TEP O&M (GAAP)$267 $212 $199

Reconciliation of Non-GAAP Measures Reconciliation of TEP Utility Gross Margin (Non-GAAP) to Operating Income (GAAP)
2008 2007 2006 -Millions of Dollars-Electric Retail Sales$802$812$774 Long-Term Electric Wholesale Sales585651 Wholesale Transmission Sales171511 Total877883836 Less Fuel, Purchased Power and Transmission Expense Fuel Expense285291258 Reimbursed Fuel Expense(5)(5)(9) FAS 71 Reinstatement Included in Fuel Expense24- -Purchased Power Expense238140100 Transmission Expense (1)1195 Short-term Electric Wholesale Sales (2)(185)(125)(117) Total368310237 Utility Gross Margin (non-GAAP)$509$573$599 Reconciling Line Items to Operating Income Other Revenues: CTC Revenue Subject to Refund(58)—Other Revenue756236 Other Operating Expenses (Income): Reimbursed Fuel Expense559 FAS 71 Reinstatement Included in Fuel Expense(24)- -Other Operations & Maintenance 267212199 Transmission Expense (11)(9)(5) Depreciation & Amortization 126120112 Amortization of 1999 Transition Recovery Asset247866 Taxes Other Than Income Taxes324038 Operating Income (GAAP)$107$189$216 (1) In 2009, the PPFAC will allow for recovery of eligible transmission expenses (2) In 2009, short-term wholesale sales will be credited against the PPFAC

Reconciliation of Non-GAAP Measures Reconciliation of TEP Base O&M (Non-GAAP) to O&M (GAAP)
TEP O&M Components200820072006 -Millions of Dollars- A&G, T&D, Customer Service, Etc.$161 $148 $142 Transmission and Wheeling Expense(11)(9)(5) Generating Plant Maintenance Expense58 41 43 Pension and Postretirement Benefits Expense10 12 11 TEP Base O&M (Non-GAAP)$218 $192 $191 Reimbursed O&M Related to Springerville Units 3 and 435 24 9 Transmission and Wheeling Expense11 9 5 Expenses Related to Customer-funded Renewable Energy Programs*3 2 1 Reinstatement of FAS 711 0 0 Gain on the Sale of SO2 Emissions Allowances(1)(15)(7) TEP O&M (GAAP)$267 $212 $199 UNS Gas O&M25 27 25 UNS Electric O&M30 30 26 Consolidating Adjustments & Other**(10)(11)(3) UniSource Energy O&M (GAAP)$312 $258 $247 *Represents expenses related TEP’s customer-funded renewable energy programs; the offsetting funds collected from customers are recorded in other revenue **Consolidating adjustments shown net of O&M related to Millennium and UED

Credit Ratings & Liquidity Position

- Stable credit ratings – upgraded one notch by S&P in December 2008
- Sufficient lines of credit mature 2011
  - TEP - $150 million
  - UES - $ 60 million
  - UNS - $ 70 million

TEP	Moody's	S&P	Fitch
Secured	Baa2	BBB+	BBB-
Unsecured	Baa3	BBB-	BB+
Issuer	Baa3	BB+	N/A
Outlook	Stable	Stable	Stable

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

■ Investment grade

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Consolidated and Subsidiary Capital Structure
Note: Debt is shown net of investment in lease debt

Tucson Electric Power Strong Coal Plant Operating Performance Average Equivalent Availability Factor

UniSource Energy Services
UNS Gas Customer growth has slowed from historic 3-4% annual customer growth rates •2008 customer growth less than 1% •2009 sales flat with 2008 levels •Moderate sales growth beginning in 2010 Rate Case Activity •4% average base rate increase effective December 2007 –Approximately $5 million annual revenue increase •General rate case pending: requested 6% base rate increase; approximately $9.5 million –Expect ACC ruling late 2009 or early 2010 UNS Electric Customer growth has slowed from historic 3-4% annual customer growth rates •No customer growth in 2008 vs. 2007 •Expect 2009 residential and commercial sales at 2008 levels; moderate growth beginning in 2010 •Mining & industrial load expected in increase in 2009 by approximately 170,000 MWh Rate Case Activity •2.5% base rate increase effective June 2008 –Approximately $4 million annual revenue increase •Expect to file for base rate increase mid-2009